UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2008

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Voluntary Disclosure of Other Events

On December 16, 2008, the Compensation Committee of SPX Corporation’s Board of Directors approved the Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan.  The Form agreement is attached as an exhibit hereto.

Item 9.01.                            Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit
Number	Description

10.1	Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 18, 2008	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan